UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2026

Pulse Biosciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37744	46-5696597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way
Hayward, California 94545
(Address of Principal Executive Offices) (Zip Code)
510-906-4600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	PLSE	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 10, 2026, Pulse Biosciences, Inc. (the “Company”) issued a press release announcing that it will deliver an irrevocable election to redeem the outstanding common stock warrants issued on July 3, 2024 (“Warrants”) in connection with the Company’s rights offering pursuant to its Registration Statement on Form S-3, as amended (File No. 333-278494), as modified by the post-effective amendment filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 28, 2024 (the “Rights Offering”). The irrevocable election will concern the remaining Warrants issued by the Company in the Rights Offering (CUSIP # 74587B143), which are subject to redemption by the Company for $0.01 per underlying share of common stock, on not less than thirty (30) days’ written notice, if the volume weighted average price of the Company’s common stock equals or exceeds 200% of the exercise price for the Warrants (i.e., $22.00), subject to adjustment, per whole share, for twenty (20) consecutive trading days (hereinafter referred to as the “200% Warrants”). Outstanding 200% Warrants may be exercised for cash in accordance with the terms therein, at any time prior to 5:00 p.m., Eastern Time, on July 13, 2026, the redemption time and date for the 200% Warrants. Any 200% Warrants that are not exercised on or before the redemption time will be redeemed by the Company for $0.01 per warrant share.

A copy of the press release related to the matters set forth herein is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Pulse Biosciences, Inc. dated June 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PULSE BIOSCIENCES, INC.

Date: June 10, 2026	By:	/s/ Jon Skinner
Jon Skinner
Chief Financial Officer (Principal Financial Officer)